DATATAB, INC. AND SUBSIDIARIES

                           EQUIPMENT AND IMPROVEMENTS

COLUMN A        COLUMN B     COLUMN C     COLUMN D      COLUMN E     COLUMN F
--------        --------     --------     --------      --------     --------
                                           SALES,
                                          DISPOSALS
                BALANCE AT                  AND          FULLY      BALANCE
                BEGINNING   ADDITIONS   ABANDONMENT   DEPRECIATED    AT END
CLASSIFICATION  OF YEAR      AT COST     OF ASSETS      ASSETS       OF YEAR
--------------  -------      -------     ---------      ------       -------
Year ended
 December 31,
 1999:
  Computers
   & other data
   processing
   equipment   $ 118,033    $     -       $    -       $     -      $ 118,033

  Furniture
   & improve-
   ments           8,647          -           -              -          8,647
              ----------    ----------   ---------     ---------    ---------
              $  126,680    $     -      $    -        $     -      $ 126,680
              ==========    ==========   =========     =========    =========
Year ended
 December 31,
 1998:
  Computers
   & other data
   processing
   equipment  $  118,033    $     -      $     -       $     -      $ 118,033

  Furniture
   & improve-
   ments           8,647          -            -             -          8,647
              ----------    ---------    ---------     ---------    ---------
              $  126,680    $     -      $   1,438     $     -      $ 126,680
              ==========    =========    =========     =========    =========
Year ended
 December 31,
  1997:
  Computers
   & other data
   processing
   equipment  $  118,033    $     -      $    -        $     -      $ 118,033

  Furniture
   & improve-
   ments          10,085          -          1,438           -         10,085
              ----------    ---------    ---------     ----------   ---------

              $  128,118    $    -           1,438     $     -      $ 126,680
              ==========    =========    =========     ==========   =========

            The notes to financial statements are made a part hereof.

                        DATATAB, INC. AND SUBSIDIARIES
                        DEPRECIATION AND AMORTIZATION OF
                           EQUIPMENT AND IMPROVEMENTS

COLUMN A       COLUMN B     COLUMN C     COLUMN D     COLUMN E     COLUMN F
--------       --------     --------     --------     --------     --------
                                           SALES,
                                         DISPOSALS
               BALANCE AT   ADDITIONS       AND         FULLY       BALANCE
               BEGINNING    CHARGED TO  ABANDONMENTS  DEPRECIATED   AT END
CLASSIFICATION  OF YEAR     OPERATIONS   OF ASSETS       ASSETS     OF YEAR
--------------  -------     ----------   ---------       ------     -------
Year ended
December 31,
1999:
 Computers
  & other
  data
  processing
  equipment  $  115,749    $    1,305    $     -      $     -      $  117,054

  Furniture
   & improve-
   ments          8,052           130          -            -           8,182
             ----------    ----------    ---------    ---------    ----------
             $  123,801    $    1,435    $     -      $     -      $  125,236
             ==========    ==========    =========    =========    ==========
Year ended
December 31,
1998:
 Computers
  & other
  data
  processing
  equipment  $  114,202    $    1,547    $     -      $     -      $  115,749

  Furniture
   & improve-
   ments          7,848           204          -            -           8,052
             ----------    ----------    ----------   ---------    ----------
             $  122,050    $    1,751    $     -      $     -      $  123,801
             ==========    ==========    ==========   =========    ==========
Year ended
December 31,
1997:
 Computers
  & other
  data
  processing
  equipment  $  110,106    $    4,096    $     -      $     -      $  114,202

 Furniture
  & improve-
  ments           7,570           278          -            -           7,848
             ----------    ----------    ----------   ----------   ----------
             $  117,676    $    4,374    $     -      $     -      $  122,050
             ==========
            The notes to financial statements are made a part hereof.


                                     IV - 6